SCHEDULE OF SERIES PORTFOLIOS OF SPDR® INDEX SHARES FUNDS

Dated: December 15, 2015

Fund

SPDR® STOXX® Europe 50 ETF

SPDR EURO STOXX 50® ETF

SPDR Dow Jones International Real Estate ETF

SPDR S&P® Global Infrastructure ETF

SPDR MSCI ACWI ex-US ETF

SPDR Russell/Nomura PRIME™ Japan ETF

SPDR Russell/Nomura Small Cap™ Japan ETF

SPDR S&P Russia ETF

SPDR S&P China ETF

SPDR S&P Emerging Asia Pacific ETF

SPDR S&P Emerging Markets ETF

SPDR S&P Emerging Europe ETF

SPDR S&P Emerging Latin America ETF

SPDR S&P Emerging Middle East & Africa ETF

SPDR S&P World ex-US ETF

SPDR S&P International Small Cap ETF

SPDR S&P BRIC 40 ETF

SPDR S&P International Dividend ETF

SPDR S&P International Mid Cap ETF

SPDR S&P Emerging Markets Small Cap ETF

SPDR Dow Jones Global Real Estate ETF

SPDR S&P Global Natural Resources ETF

SPDR S&P International Consumer Discretionary Sector ETF

SPDR S&P International Consumer Staples Sector ETF

SPDR S&P International Energy Sector ETF

SPDR S&P International Financial Sector ETF

SPDR S&P International Health Care Sector ETF

SPDR S&P International Industrial Sector ETF

SPDR S&P International Materials Sector ETF

SPDR S&P International Technology Sector ETF

SPDR S&P International Telecommunications Sector ETF

SPDR S&P International Utilities Sector ETF

SPDR S&P Emerging Markets Dividend ETF

SPDR MSCI ACWI IMI ETF

Fund

SPDR MSCI EM 50 ETF

SPDR S&P Global Dividend ETF

SPDR MSCI EM Beyond BRIC ETF

SPDR EURO STOXX Small Cap ETF

SPDR MSCI EAFE Quality Mix ETF

SPDR MSCI World Quality Mix ETF

SPDR MSCI Emerging Markets Quality Mix ETF

SPDR MSCI Australia Quality Mix ETF

SPDR MSCI Canada Quality Mix ETF

SPDR MSCI Germany Quality Mix ETF

SPDR MSCI Japan Quality Mix ETF

SPDR MSCI Spain Quality Mix ETF,

SPDR MSCI United Kingdom Quality Mix ETF

SPDR MSCI Mexico Quality Mix ETF

SPDR MSCI South Korea Quality Mix ETF,

SPDR MSCI Taiwan Quality Mix ETF

SPDR MSCI ACWI Low Carbon Target ETF

SPDR EURO STOXX 50 Currency Hedged ETF

SPDR S&P International Dividend Currency Hedged ETF

SPDR MSCI International Real Estate Currency Hedged ETF

SPDR MSCI China A Shares IMI ETF

SPDR S&P North American Natural Resources ETF

SPDR S&P Asia Pacific ETF*

SPDR S&P Europe ETF*

SPDR S&P Emerging Africa ETF*

SPDR S&P Emerging South East Asia ETF*

SPDR S&P Emerging GCC-Middle East ETF*

SPDR S&P Ireland ETF*

SPDR S&P Brazil ETF*

SPDR S&P India ETF*

SPDR S&P Small Cap Emerging Europe ETF*

SPDR S&P Small Cap Emerging Latin America ETF*

SPDR S&P Small Cap Emerging Middle East & Africa ETF*

SPDR MSCI France Quality Mix ETF*

SPDR MSCI Hong Kong Quality Mix ETF*

SPDR MSCI Italy Quality Mix ETF*

SPDR MSCI Switzerland Quality Mix ETF*

SPDR STOXX® Europe 50 Currency Hedged ETF*

*	The Fund is registered but not operational